Second Quarter 2023 Earnings Call Presentation 25 July 2023

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2022 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including Wesbanco’s Form 10-Q for the quarter ended March 31, 2023, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q2 2023 Financial and Operational Highlights

Solid earnings & loan growth; strong capital levels; stable deposits

WesBanco

- Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses)
- Strong, broad-based year-over-year and sequential quarter total loan growth
- Maintained deposit levels consistent to Q1 2023 through gathering efforts despite industry headwinds
- Key credit quality metrics remained at low levels and favorable to peer bank averages
- Expanded Tennessee presence with the hiring of a Chattanooga C&I lender team
- WesBanco remains well-capitalized with solid liquidity and a strong balance sheet, with capacity to fund loan growth

Pre-Tax, Pre-Provision Income(1)

$57.0 million, +9.1% YoY

Net Income Available to Common Shareholders and Diluted EPS(1)

$42.4 million; $0.71/diluted share

Total Loan Growth

+9.0% YoY; +8.0% YTD (annualized)

Average Loans to Average Deposits

85.44%

Non-Performing Assets to Total Assets

0.19%

Tangible Equity to Tangible Assets(1)

8.24%

Note: financial and operational highlights during the quarter ended June 30, 2023

(1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses

©2023 WesBanco Inc. | All rights reserved

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13% return on average tangible equity, up 63bp year-over-year Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q2 2023 Key Metrics

Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets, including our loan production office initiative, and ability to hire top-tier lending officers across our footprint +9.0% year-over-year and +2.2% (or +8.9% annualized) quarter-over-quarter C&I loans increased 10.2% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs continued to moderate during Q2 2023, reflecting the current interest rate environment, totaling approximately $35 million C&I line utilization, as of 6/30/2023, declined ~500 basis points year-over-year to 32.2%, or an approximate $50 million decrease in C&I loan balances 9% total loan growth quarter-over-quarter (annualized) Q2 2023 Total Portfolio Loans

Total deposits stable, reflecting deposit gathering efforts Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities; “exclusions” represent accrued interest payable Total deposits, as of June 30, 2023, were $12.9 billion, flat to the level reported at March 31, 2023, reflecting benefit of deposit gathering efforts by our retail and commercial teams Brokered deposits increased $60 million sequentially Distribution: consumer ~54% and business ~33% (note: public funds, which are separately collateralized, ~13%) Total deposits declined year-over-year due to the impact of interest rate and inflationary pressures and rising costs across the economy, combined with Federal Reserve’s tightening actions to control inflation which has resulted in industry-wide deposit contraction Total demand deposits continue to represent 59% of total deposits, with the non-interest bearing component representing 33%, which is consistent with the percentage range since early 2020 Q2 2023 Total Deposits

Weighted average yield 2.46% vs. 2.02% last year Weighted average duration 5.3% Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $264M Held to Maturity (“HTM”) = $115M Note: HTM losses not recognized in accumulated other comprehensive income Securities 20.5% of assets, down 430 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of 24.262% Non-GAAP measure – please see reconciliation in appendix Q2 2023 Total Securities

Net interest margin of 3.18%, up 15 basis points year-over-year Q2 2023 net interest margin of 3.18% increased 15 basis points year-over-year, reflecting increases in the federal fund rate since March 2022 and deployment of excess cash into higher-yielding loans The net interest margin decreased 18 basis points sequentially due to higher funding costs from increasing deposit costs and higher cost wholesale borrowings to support loan growth Federal Home Loan Bank borrowings totaled $1.4 billion at 6/30/2023, up just $100 million from 3/31/2023 Total deposit funding costs, including non-interest bearing deposits, were 103 basis points, increasing 38 basis points sequentially and 94 basis points year-over-year Q2 2023 Net Interest Margin (NIM)

Commercial loan swap income, which is recorded with other income, reflects $2.4 million in new swap fees, up $1.6 million year-over-year Fair market value adjustments totaled $0.2 million, as compared to $1.1 million last year Bank-owned life insurance increased during Q2 2023 due to additional higher death benefits received during the quarter Net gains on other assets increased year-over-year primarily due to a $1.1 million recovery, during Q2 2023, of an asset previously written-off, as well as, a net loss on other assets of $1.3 million in the prior year period from the change in the fair value of underlying equity investment, which was subsequently sold Net securities increased year-over-year due to market fluctuations from equity securities in the deferred compensation plan >$4MM new commercial loan swap fees YTD, +319% year-over-year Note: OREO = other real estate owned Q2 2023 Non-Interest Income

Disciplined expense management; appropriate growth investments Q2 2023 Non-Interest Expense Salaries and wages increased due to higher salary expense from higher staffing levels, primarily revenue-producing positions, and merit increases Employee benefits increased year-over-year due to a $1.2 million credit in the prior year period related to the deferred compensation plan, higher staffing levels, and higher health insurance contributions Equipment and software expense increased due to the planned upgrade to one-third of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements FDIC insurance expense increased due to an increase in the minimum rate for all banks

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 7/14/2023) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.1% Note: ACL at 6/30/2023 excludes off-balance sheet credit exposures of $10.1 million The increase in the allowance was primarily driven by loan growth and adjustments in regional macroeconomic factors and loan concentrations During Q2 2023, recorded a provision for credit losses of $3.0 million Allowance coverage ratio of 1.08% Excludes fair market value adjustments on previously acquired loans representing 0.14% of total portfolio loans Q2 2023 Current Expected Credit Loss (CECL)

Strong Capital Position

Capital ratios above both regulatory and well-capitalized levels

WesBanco

- Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with tangible equity levels above peer averages
- Purchased ~0.1 million shares of WSBC common stock on the open market during Q2 2023; ~1.0 million shares continue to remain for repurchase (as of 6/30/2023)[(1)]

Tier 1 Risk-Based Capital Ratio


10.43%
13.21%
11.12%
11.94%
12.68%
12.82%
13.06%
13.76%
13.35%
13.16%
14.12%
15.09%
12.89%
14.72%
14.05%
12.33%
12.12%
Well-Capitalized 8.0%
Required 6.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Tangible Equity to Tangible Assets [(2)]


5.94%
7.90%
5.88%
6.33%
6.73%
6.84%
7.35%
7.88%
7.95%
8.20%
8.79%
9.28%
10.02%
10.52%
9.84%
8.19%
8.24%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Note: financial data as of quarter ending 12/31; current year data as of 6/30/2023; WSBCadopted Current Expected Credit Losses ("CECL") CECL accounting standard 1/1/2020

(1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco's Board of Directors

(2) Non-GAAP measure – please see reconciliation in appendix

©2023 WesBanco Inc. | All rights reserved
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Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007 Reconciliation